[ING FUNDS LOGO]

                                                                 EXHIBIT (h)(24)

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

                                                               November 22, 2002

Ladies and Gentlemen:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VI, a newly established series of ING Equity Trust, upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding "ING Principal Protection Fund VI" to Exhibit A of the Agreement.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to ING Principal Protection Fund VI by signing below.

                                                       Very sincerely,



                                                       Robert S. Naka
                                                       Senior Vice President
                                                       ING EQUITY TRUST

ACCEPTED AND AGREED TO:
DST Systems, Inc.



By:
   --------------------------------------
Name:
     ------------------------------------
Title:                  , Duly Authorized
      -----------------------------------



491695.1.02                      Tel: 480-477-3000          ING Equity Trust
7337 E. Doubletree Ranch Rd.     Fax: 480-477-2700
Scottsdale, AZ 85258-2034        www.ingfunds.com

                     FORM OF AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                           EFFECTIVE NOVEMBER 22, 2002

                                                TYPE OF           STATE OF       TAXPAYER
         TAXPAYER/FUND NAME                  ORGANIZATION      ORGANIZATION      I.D. NO.
         ------------------                  ------------      ------------      --------
ING CORPORATE LEADERS TRUST FUND             Trust              New York         13-6061925

ING EQUITY TRUST                             Business Trust     Massachusetts    N/A
   ING Biotechnology Fund                                                        86-1039031
   ING Convertible Fund                                                          33-0552461
   ING Equity and Bond Fund                                                      33-0552418
   ING Financial Services Fund                                                   95-4020286
   ING Growth Opportunities Fund                                                 04-2886865
   ING Large Company Value Fund                                                  22-1644924
   ING LargeCap Growth Fund                                                      33-0733557
   ING MidCap Opportunities Fund                                                 06-1522344
   ING MidCap Value Fund                                                         86-1048451
   ING Principal Protection Fund                                                 86-1033467
   ING Principal Protection Fund II                                              86-1039030
   ING Principal Protection Fund III                                             86-1049217
   ING Principal Protection Fund IV                                              82-0540557
   ING Principal Protection Fund V                                               27-0019774
   ING Principal Protection Fund VI*                                             48-1284684
   ING Real Estate Fund                                                          43-1969240
   ING Research Enhanced Index Fund                                              06-1533751
   ING SmallCap Opportunities Fund                                               04-2886856
   ING SmallCap Value Fund                                                       86-1048453
   ING Tax Efficient Equity Fund                                                 23-2978988

ING FUNDS TRUST                              Business Trust     Delaware         N/A
   ING Classic Money Market Fund                                                 23-2978935
   ING European Equity Fund                                                      23-2978987
   ING GNMA Income Fund                                                          22-2013958
   ING High Yield Bond Fund                                                      23-2978938
   ING High Yield Opportunity Fund                                               33-0715888
   ING Intermediate Bond Fund                                                    52-2125227

* This Amended and Restated Schedule A to the Agency Agreement will be effective with respect to the Fund upon the effective date of the post-effective amendment to the Trust's Registration Statement with respect to the Fund.

                                                TYPE OF              STATE OF          TAXPAYER
         TAXPAYER/FUND NAME                  ORGANIZATION         ORGANIZATION         I.D. NO.
         ------------------                  ------------          ------------        ----------
ING FUNDS TRUST (CONTINUED)

   ING Lexington Money Market Trust                                                    13-6766350
   ING Money Market Fund                                                               86-0955273
   ING National Tax-Exempt Bond Fund                                                   23-2978941
   ING Strategic Bond Fund                                                             33-6170208

ING INVESTMENT FUNDS, INC.                   Corporation            Maryland           N/A
   ING MagnaCap Fund                                                                   22-1891924

ING MAYFLOWER TRUST                          Business Trust         Massachusetts      N/A
   ING Growth + Value Fund                                                             06-1465531
   ING International Value Fund                                                        06-1472910

ING MUTUAL FUNDS                             Business Trust         Delaware           N/A
   ING Emerging Countries Fund                                                         33-0635177
   ING Global Real Estate Fund                                                         86-1028620
   ING Global Technology Fund                                                          23-2978990
   ING International Fund                                                              22-3278095
   ING International SmallCap Growth Fund                                              33-0591838
   ING Precious Metals Fund                                                            13-2855309
   ING Russia Fund                                                                     22-3430284
   ING Worldwide Growth Fund                                                           33-0552475

ING PRIME RATE TRUST                         Business Trust         Massachusetts      95-6874587

ING SENIOR INCOME FUND                       Business Trust         Delaware           86-1011668

ING VARIABLE INSURANCE TRUST                 Business Trust         Delaware           N/A
   ING VP Global Technology Portfolio                                                  86-1037242
   ING VP High Yield Bond Portfolio                                                    86-1037244
   ING VP Worldwide Growth Portfolio                                                   25-6705433

ING VARIABLE PRODUCTS TRUST                  Business Trust         Massachusetts      N/A
   ING VP Convertible Portfolio                                                        86-1028318
   ING VP Emerging Countries Portfolio                                                 86-1028317
   ING VP Financial Services Portfolio                                                 86-1028316
   ING VP Growth + Value Portfolio                                                     06-6396994
   ING VP Growth Opportunities Portfolio                                               06-6493759
   ING VP High Yield Bond Portfolio                                                    06-6396995
   ING VP International Portfolio                                                      86-1028314
   ING VP International SmallCap Growth Portfolio                                      86-1028313

                                                TYPE OF              STATE OF          TAXPAYER
         TAXPAYER/FUND NAME                  ORGANIZATION         ORGANIZATION         I.D. NO.
         ------------------                  ------------          ------------        ----------
ING VARIABLE PRODUCTS TRUST (CONTINUED)

   ING VP International Value Portfolio                                                06-6453493
   ING VP Large Company Value Portfolio                                                86-1028315
   ING VP LargeCap Growth Portfolio                                                    86-1028309
   ING VP MagnaCap Portfolio                                                           06-6493762
   ING VP MidCap Opportunities Portfolio                                               06-6493760
   ING VP Research Enhanced Index Portfolio                                            06-6397003
   ING VP SmallCap Opportunities Portfolio                                             06-6397002

ING VP EMERGING MARKETS FUND, INC.           Corporation            Maryland           06-1287459

ING VP NATURAL RESOURCES TRUST               Business Trust         Massachusetts      22-2932678


Last Approved: 11/22/02